Exhibit 99.1
Annual Shareholders’ Meeting Wednesday, April 24, 2024 Exhibit 99.1

DISCLAIMER Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (3) risks relating to the ability to retain our culture and attract and retain qualified people, which could be exacerbated by the continuing work from remote environment; (4) credit risks associated with an obligor’s failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (5) interest rate risk primarily resulting from our inability to effectively manage the risk, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (6) a decrease in our net interest income due to the interest rate environment; (7) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (8) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (9) potential deterioration in real estate values; (10) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (12) transaction risk arising from problems with service or product delivery; (13) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (14) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (15) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; (16) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (17) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards, and contractual obligations regarding data privacy and cybersecurity; (18) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations or other guidance, and the possibility of changes in accounting standards, policies, principles and practices; (19) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (20) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (21) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (22) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of changes in federal and state laws, regulations and guidance relating to climate change; (23) excessive loan losses; (24) reputational risk and possible higher than estimated reduced revenue from previously announced or proposed regulatory changes in the Bank’s consumer programs and products; (25) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (26) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (27) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (28) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (29) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (30) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; and (31) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

(1) Financial metrics as of December 31, 2023; market cap as of January 24, 2024 SouthState Corporation Overview of Franchise (1) (251) $37 Billion in deposits $32 Billion in loans $45 Billion in assets $6.3 Billion market cap 3 17 Greenwich Excellence & Best Brand Awards for Small Business Banking from Coalition Greenwich Ranked #14 by S&P Global

Local Market Leadership Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer. Long-Term Horizon We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth. Remarkable Experiences We will make our customers’ lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers. Meaningful and Lasting Relationships We communicate with candor and transparency. The relationship is more valuable than the transaction. Greater Purpose We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community. The WHAT The HOW Guiding Principles Core Values Leadership The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose. 4

Note: shows all branch, partial, and whole bank acquisitions by CenterState, South State, or one of their acquisition targets since 1/1/09 Source: S&P Global Market Intelligence Assets and label position as of announcement; numbers in bubbles denote assets acquired (1) Denotes direct acquisition for CenterState for which the target did not have any previous M&A history LEADING SOUTHEAST CONSOLIDATOR Toronto Dominion $18.6B $4.2B National Commerce $0.59B $0.23B $0.24B $0.44B $0.15B $0.33B $0.08B $0.29B $1.6B Charter Financial $0.08B $0.36B $0.30B $0.38B $0.16B $2.2B HBCF $0.26B $0.24B $0.32B $0.22B $0.24B $0.10B $0.05B $0.17B $0.16B $0.9B Sunshine $0.25B $0.06B $0.32B $1.1B First Southern $0.15B $0.60B $0.61B $0.88B Gateway Financial Platinum Bank Hometown of Homestead $0.48B Community Bank of South Florida $0.56B Gulfstream Bancshares $0.40B First Guaranty of Jacksonville $0.08B Central Florida State Bank Federal Trust Corporation $0.16B Independent National $0.07B Community National Bank at Bartow $0.17B Olde Cypress Community Bank $0.22B Ocala National Bank (1) $1.1B Community Bank & Trust $1.1B Habersham Bank $1.1B BankMeridian $0.55B Peoples Bancorporation $0.90B Savannah Bancorp $0.25B $3.2B First Financial Holdings $0.47B $0.49B $0.01B $0.01B $1.8B Southeastern Bank Financial Corporation $3.2B Park Sterling Corporation $0.64B $1.0B $0.33B $0.62B $0.11B $0.34B $0.01B $0.33B Commonwealth Savingshares $0.44B Bank of America Corporation $16.6B $3.8B Atlantic Capital Bancshares, Inc. $1.1B 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Chart Legend Denotes direct acquisition by CenterState or South State Denotes acquisition by CenterState or South State target Denotes branch acquisitions Denotes FDIC as selling party 5 Q4’23 $45B

M&A ACCELERATES TRANSITION FROM “BRICKS” TO “CLICKS” 6 85 Branches Average Size $40M 422 Branches Acquired Plus 12 DeNovo Branches 268 Branches Consolidated or Sold 251 Branches Average Size $148M Increased deposits per branch 3.7x from 2009 to 4Q23 85 434 268 251 2009 …..……………..………..……....…………………………….. 2023

17.8% 13.7%12.8% 11.9% 8.9% 8.3% 6.0% FL SC GA NC VA U.S. AL Actual Population Growth 2010-2023 $1.9B $1.9B $0.8B $0.6B $2.9B $2.0B POSITIONED FOR THE FUTURE IN THE BEST GROWTH MARKETS IN AMERICA 5.3% 4.7% 3.9% 3.7% 3.0% 3.0% 2.4% FL SC NC GA VA AL U.S. Projected Population Growth 2024-2029 1.2 0.3 0.4 0.4 0.3 0.2 8.1 Population increase (in millions) Population increase (in millions) 3.3 0.6 1.2 1.1 0.7 25.8 0.3 $10.6B $12.0B $7.4B $10.9B $0.8B $0.6B $6.5B $6.2B $2.9B $2.0B Loans Deposits Loans and deposits as of 12/31/23; excludes $2.2B of loans and $3.4B of deposits from national lines of business and brokered deposits. Country GDP as of 2023; State GDP as of 4Q23 Sources: S&P Global, International Monetary Fund, US Bureau of Economic Analysis 7 $307 $331 $723 $783 $822 $1,623 AL SC VA NC GA FL GDP by State ($ in billions) $3.3 $3.7 $4.2 $4.4 $4.6 $17.7 $27.4 UK India Japan Germany SSB Footprint China US GDP ($ in trillions) The combined GDP of SouthState’s 6 state branch footprint would represent the world’s third largest economy.

PANDEMIC ACCELERATES POPULATION MIGRATION TO THE SOUTH Top 10 States Net Domestic Migration 1. Florida 818,762 2. Texas 656,220 3. North Carolina 310,189 4. South Carolina 248,055 5. Arizona 218,247 6. Tennessee 207,097 7. Georgia 185,752 8. Idaho 104,313 9. Alabama 96,538 10. Oklahoma 80,064 8 Source: U.S. Census Bureau (Net Domestic Migration)

# CRE TRENDS – SOUTHSTATE FOOTPRINT VS. TOP 25 MSAs[(1)]

## Office

### Rent Growth (Last 3 Years)

| MSA | Rent Growth |
|---|---|
| Miami | 25% |
| Sarasota | 25% |
| Savannah | 20% |
| Port St. Lucie | 19% |
| Lakeland | 18% |
| Tampa | 17% |
| Orlando | 15% |
| Phoenix | 14% |
| Charlotte | 14% |
| Greenville | 14% |
| Charleston | 14% |
| Huntsville | 14% |
| Columbia | 14% |
| Jacksonville | 13% |
| Augusta | 12% |
| Richmond | 11% |
| San Antonio | 11% |
| Birmingham | 9% |
| Atlanta | 8% |
| Dallas/Ft Worth | 8% |
| Minneapolis | 7% |
| San Diego | 7% |
| Saint Louis | 7% |
| Portland | 7% |
| Austin | 3% |
| Philadelphia | 3% |
| Denver | 3% |
| Houston | 3% |
| Boston | 2% |
| Chicago | 2% |
| Detroit | 2% |
| Baltimore | 2% |
| Los Angeles | 1% |
| Washington DC | -1% |
| New York | -1% |
| Seattle | -3% |
| San Francisco | -21% |

### Vacancy (12/31/23)

| MSA | Vacancy |
|---|---|
| Savannah | 2% |
| Port St. Lucie | 4% |
| Lakeland | 4% |
| Sarasota | 5% |
| Augusta | 8% |
| Charleston | 8% |
| Columbia | 8% |
| Miami | 8% |
| Richmond | 8% |
| Orlando | 8% |
| Greenville | 9% |
| Huntsville | 9% |
| Tampa | 9% |
| Jacksonville | 10% |
| Saint Louis | 10% |
| Philadelphia | 11% |
| San Diego | 11% |
| Boston | 11% |
| Minneapolis | 11% |
| Birmingham | 11% |
| Detroit | 12% |
| San Antonio | 12% |
| Baltimore | 12% |
| Portland | 13% |
| Charlotte | 14% |
| New York | 14% |
| Seattle | 14% |
| Atlanta | 16% |
| Los Angeles | 16% |
| Phoenix | 16% |
| Denver | 16% |
| Chicago | 16% |
| Washington DC | 16% |
| Austin | 17% |
| Dallas/Ft Worth | 18% |
| Houston | 18% |
| San Francisco | 22% |

## Multifamily

### Rent Growth (Last 3 Years)

| MSA | Rent Growth |
|---|---|
| Savannah | 27% |
| Sarasota | 25% |
| Tampa | 24% |
| Miami | 24% |
| Orlando | 23% |
| Charleston | 23% |
| San Diego | 19% |
| Greenville | 18% |
| Charlotte | 18% |
| Columbia | 18% |
| Boston | 17% |
| Lakeland | 17% |
| Dallas/Ft Worth | 17% |
| Jacksonville | 16% |
| Port St. Lucie | 16% |
| Phoenix | 16% |
| Richmond | 16% |
| Denver | 16% |
| Atlanta | 15% |
| Chicago | 15% |
| Saint Louis | 15% |
| Washington DC | 15% |
| Philadelphia | 15% |
| Baltimore | 14% |
| Austin | 14% |
| Seattle | 13% |
| Augusta | 13% |
| Birmingham | 13% |
| Detroit | 13% |
| San Antonio | 13% |
| Houston | 12% |
| New York | 12% |
| Portland | 11% |
| Los Angeles | 9% |
| San Francisco | 8% |
| Huntsville | 8% |
| Minneapolis | 7% |

### Vacancy (12/31/23)

| MSA | Vacancy |
|---|---|
| New York | 2% |
| Miami | 4% |
| Boston | 4% |
| San Diego | 4% |
| Los Angeles | 5% |
| Chicago | 5% |
| Philadelphia | 5% |
| Minneapolis | 6% |
| Washington DC | 6% |
| San Francisco | 6% |
| Seattle | 6% |
| Savannah | 6% |
| Portland | 6% |
| Sarasota | 6% |
| Denver | 6% |
| Baltimore | 6% |
| Richmond | 7% |
| Lakeland | 7% |
| Orlando | 7% |
| Tampa | 7% |
| Charleston | 7% |
| Detroit | 7% |
| Port St. Lucie | 8% |
| Charlotte | 8% |
| Phoenix | 8% |
| Greenville | 8% |
| Huntsville | 8% |
| Dallas/Ft Worth | 8% |
| Columbia | 8% |
| Saint Louis | 9% |
| Austin | 9% |
| Jacksonville | 9% |
| Houston | 9% |
| Atlanta | 9% |
| Birmingham | 10% |
| San Antonio | 10% |
| Augusta | 11% |

(1) Top 25 MSAs by population; markets in SouthState footprint in top 25 MSAs include Miami, Atlanta, Charlotte, Tampa, and Orlando; blue bars indicate markets in SouthState footprint.
Source: CoStar

9

$0T $1T $2T $3T $4T $5T $6T $7T $8T $9T -10% -5% 0% 5% 10% 15% 20% 25% 2017 2018 2019 2020 2021 2022 2023 2024 Loans Deposits Fed Balance Sheet 10 BANKING INDUSTRY – IMPACT OF FEDERAL RESERVE MONETARY POLICY Source: Federal Reserve; All Commercial Banks Year-over-Year Growth COVID-19

LONGEST PERIOD OF INVERTED YIELD CURVE (1) (1) Projected current cycle estimated length of inversion based on Moody’s April 2024 Baseline rate forecast 0 1 2 3 4 Normal Length of Inversion Since 1978 Current Cycle - Estimated Length of Inversion 1 Year 2 Years 3 Years 0 11

DEPOSITS – DOUBLE DIGIT ANNUAL GROWTH 12 $25.4B $30.7B $35.1B $36.4B $37.0B $20 $25 $30 $35 $40 2019* 2020 2021 2022 2023 $ in billions * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. Annual growth includes ACBI balance post acquisition only 12

LOAN PRODUCTION (1) (1) Excludes loans held for sale and PPP; loan production indicates committed balance total * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. ** 1Q19 loan production excludes production from National Bank of Commerce (“NBC”); National Commerce Corporation, the holding company of NBC, was acquired by CenterState in 2Q 2019 $7.1B** $6.6B $10.0B $13.1B $7.2B $4 $6 $8 $10 $12 $14 2019* 2020* 2021 2022 2023 $ in billions 13

LOAN GROWTH 14 $23.4B $22.7B $23.7B $30.2B $32.4B $20 $25 $30 $35 2019* 2020 2021 2022 2023 $ in billions * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. Excludes loans held for sale and PPP loans; annual growth includes ACBI balance post acquisition only 14

ADJUSTED EARNINGS PER SHARE GROWTH, DILUTED 15 $5.63 $5.12 $7.58 $7.10 $6.86 $4 $5 $6 $7 $8 2019 2020 2021 2022 2023 Adjusted figures above exclude the impact of securities gains or losses, merger and branch consolidation related expense, FHLB Advances prepayment penalty, initial provision for credit losses on non-PCD loans and unfunded commitments, income tax benefit related to the carryback of tax losses under the CARES Act, swap termination expense, pension plan termination expense, extinguishment of debt cost and an adjustment for the deferred tax asset revaluation - See reconciliation of GAAP to Non-GAAP measures in Appendix 15

$23.4 $281.1 ($165.3) $81.9 $114.1 $15.6 $5.0 $3.1 $4.2 $24.8 -$200 -$100 $0 $100 $200 $300 2019* 2020* 2021 2022 2023 $ in millions Provision (Recovery) for Credit Losses Net Charge-Offs 16 STEADY ASSET QUALITY DESPITE VOLATILE CECL PROVISIONS * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. 16  $196 million in provision for credit losses compared to $29 million of net charge-offs during the past 2 years  Significant loan loss provision swings (positive and negative) since CECL implementation Volatility of Provisions

PPNR PER SHARE GROWTH, DILUTED 17 $7.32 $8.44 $7.31 $9.92 $10.25 $6 $7 $8 $9 $10 $11 2019 2020 2021 2022 2023 Adjusted PPNR per weighted average diluted share; this is a Non-GAAP financial measure that excludes the impact of merger and branch consolidation related expense and gain on sale of securities - See reconciliation of GAAP to Non-GAAP measures in Appendix. 17

43% 24% 11% -4% -5% -10% 0% 10% 20% 30% 40% 50% NASDAQ S&P 500 SSB Regional Banks (KRX) Big Banks (BKX) SSB 2023 STOCK PERFORMANCE VS. INDEXES 18

5% 0% -4% -13% -27% -30% -25% -20% -15% -10% -5% 0% 5% 10% SSB S&P 500 NASDAQ Regional Banks (KRX) Big Banks (BKX) SSB 2 - YEAR STOCK PERFORMANCE VS. INDEXES 19

27% 17% 16% 16% -2% -5% 0% 5% 10% 15% 20% 25% 30% S&P 500 SSB NASDAQ Regional Banks (KRX) Big Banks (BKX) SSB 3 - YEAR STOCK PERFORMANCE VS. INDEXES 20

INVESTMENT THESIS • High growth markets • Granular, low-cost relationship deposits • Entrepreneurial ownership culture • Scale and digital evolution to compete with the largest banks 21

Appendix

NON - GAAP RECONCILIATIONS – ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollars in thousands, except for per share data 23 Adjusted Net Income 2019 2020 2021 2022 2023 Net income (GAAP) $ 186,483 $ 120,632 $ 475,543 $ 496,049 $ 494,308 Plus: Securities gains, net of tax (2,173) (41) (81) (24) (33) PCL - NonPCD loans and UFC, net of tax — 92,212 — 13,492 — Merger, branch consolidation, severance related and other expense, net of tax 3,701 68,369 52,740 24,163 10,291 FDIC special assessment, net of tax — — — — 20,087 Swap termination expense, net of tax — 31,784 — — — FHLB prepayment penalty, net of tax 107 200 — — — Benefit for income taxes - carryback tax loss — (31,468) — — — Pension plan termination expense, net of tax 7,641 — — — — Extinguishment of debt cost, net of tax — — 9,081 — — Adjusted Net Income (Non-GAAP) $ 195,759 $ 281,688 $ 537,283 $ 533,680 $ 524,653 Adjusted EPS 2019 2020 2021 2022 2023 Adjusted diluted weighted-average common shares 34,797 55,063 70,889 75,181 76,480 Adjusted net income (non-GAAP) $ 195,759 $ 281,688 $ 537,283 $ 533,680 $ 524,653 Adjusted EPS, Diluted (Non-GAAP) $ 5.63 $ 5.12 $ 7.58 $ 7.10 $ 6.86

Dollars in thousands, except for per share data 24 NON - GAAP RECONCILIATIONS – PPNR, ADJUSTED, PPNR/WEIGHTED AVG. CS 2019 2020 2021 2022 2023 SSB SSB SSB SSB SSB Net interest income (GAAP) $ 504,275 $ 826,465 $ 1,033,175 $ 1,335,671 $ 1,452,608 Plus: Noninterest income 143,565 311,140 354,252 309,247 286,906 Less: Gains on sales of securities 2,711 50 102 30 43 Total revenue, adjusted (non-GAAP) $ 645,129 $ 1,137,555 $ 1,387,325 $ 1,644,888 $ 1,739,471 Less: Noninterest expense 404,638 797,644 948,421 929,701 994,580 PPNR (Non-GAAP) $ 240,491 $ 339,911 $ 438,904 $ 715,187 $ 744,891 Plus: Total adjustments $ 14,212 $ 124,948 $ 78,948 $ 30,888 $ 38,853 PPNR, Adjusted (Non-GAAP) $ 254,703 $ 464,859 $ 517,852 $ 746,075 $ 783,744 Weighted average common shares outstanding, diluted 34,797 55,063 70,889 75,181 76,480 PPNR, Adjusted per Weighted Avg. Common Shares Outstanding, Diluted (Non-GAAP) $ 7.32 $ 8.44 $ 7.31 $ 9.92 $ 10.25 PPNR, Adjusted & PPNR, Adjusted per Weighted Avg. Common Shares Oustanding, Diluted (Non-GAAP)